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Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of CompuDyne Corporation (the "Company") on Form 10-Q for the period ending September 30, 2003 accompanying this certification and filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin Roenigk, Chief Executive Officer of the Company, certify, to the best of my knowledge, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, that:

  1.
  The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  2.
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: November 19, 2003	By:	/s/ MARTIN ROENIGK Martin Roenigk Chief Executive Officer

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CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002